UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
UNDERLYING FUNDS TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

The following Information Statement has been provided by the Board of Trustees of AIP Alternative Strategies Funds, to the shareholders of its two series, Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund, which are the sole shareholders of Underlying Funds Trust.

AIP ALTERNATIVE STRATEGIES FUNDS
on behalf of
Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 569-2383

INFORMATION STATEMENT
July 31, 2009

This Information Statement is being furnished by the Board of Trustees (the “Board”) of AIP Alternative Strategies Funds (the “Trust”), to the shareholders of its two series, Alpha Hedged Strategies Fund (“Alpha”) and Beta Hedged Strategies Fund (“Beta”, together with Alpha, the “Funds”), in lieu of a proxy statement pursuant to the terms of an exemption order (the “Order”) issued by the Securities and Exchange Commission (the “SEC”).  Under the Order, Alternative Investment Partners, LLC (“AIP” or the “Adviser”), the Funds’ investment adviser may enter into and materially amend agreements with sub-advisers, subject to approval of the Board but without obtaining shareholder approval.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background and Legal Analysis.  On July 7, 2009, AIP entered into a securities purchase agreement pursuant to which Hatteras Capital Investment Management, LLC (“HCIM”), a registered investment adviser located in Raleigh, North Carolina, would purchase 55% of the membership interests of AIP from an affiliate of Asset Alliance Corporation, subject to certain conditions (the “Transaction”).  Currently, Asset Alliance’s affiliate owns 66.67% of the interests of AIP, and Mr. Lee Schultheis owns the remaining 33.33%.  Asset Alliance’s affiliate will receive payments for its interests in connection with the Transaction.  Currently, the interests of Trust Advisors LLC, the Funds’ portfolio research consultant, are owned 50% by an affiliate of Asset Alliance, 48% by Trust Advisory Group, Inc. (which in turn is owned 50% by each of Mr. Mark Tonucci and Mr. Michael Portnoy, Managing Directors of Trust Advisors LLC), and 1% by each of Mr. Tonucci and Mr. Portnoy.  Prior to the closing of the Transaction, it is contemplated that Trust Advisors LLC will contribute the assets related to its role as the Funds’ portfolio research consultant to AIP.  In return for this contribution, Trust Advisory Group, Inc., Mr. Tonucci, Mr. Portnoy and the affiliate of Asset Alliance will each receive membership interest in AIP (such transaction, the “TA Transaction”). Asset Alliance will restructure its ownership of AIP in connection with the TA Transaction.  Therefore, the combined result of the TA Transaction and the Transaction is that the interests in AIP would be held by two affiliates of Asset Alliance, Mr. Schultheis, Trust Advisory Group, Inc., Mr. Tonucci, Mr. Portnoy and HCIM.  The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the securities purchase agreement.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser, including as a sub-adviser, to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  The Transaction will result in a change in control of AIP and will, therefore, constitute an “assignment” of each sub-advisory agreement to which AIP is a party (the “Current Sub-Advisory Agreements”), thereby causing each Current Sub-Advisory Agreement to terminate under the applicable provisions of the 1940 Act upon consummation of the Transaction.

AIP is responsible for selecting sub-advisers to manage the assets of the series of the Underlying Funds Trust (the “Underlying Funds”) in which each Fund invests.  The Sub-Advisers are engaged to manage the investments of the Underlying Funds in accordance with each Fund’s investment objective, policies and limitations and any investment guidelines established by AIP and the Board.  Each sub-adviser is responsible, subject to the supervision and control of AIP and the Board, for the purchase, retention and sale of securities in the portion of each Underlying Fund’s investment portfolio under its management.

In order to facilitate the efficient supervision and management of the Sub-Advisers by AIP and the Board, the Trust and AIP applied for, and the SEC approved, the Order, which permits AIP, subject to certain conditions and approval by the Board but without shareholder approval, to hire new sub-advisers, change the terms of particular agreements with sub-advisers or continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  As a condition of the Order, AIP is obligated to provide shareholders with certain information regarding each sub-adviser in the form of an information statement (the “Information Statement”) meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act of 1934, except as modified to permit aggregate fee disclosure.  AIP, at all times, has sought to comply with the conditions of the Order and provided a timely supplement to the Funds’ prospectus following Board approval of any sub-adviser, which included a description and address of such sub-adviser and was filed with the SEC and posted to the Funds’ website.  However, the Board believes that the disclosure provided to shareholders regarding the sub-advisers has not been sufficient so as to comply with this condition of the Order.  Therefore, the Board has determined to seek shareholder ratification, by soliciting proxies pursuant to a proxy statement dated July 31, 2009, of the payments made to each sub-adviser that has provided service to the Underlying Funds, pursuant to the terms and conditions of its sub-advisory agreement, to permit the recipients to retain such payments received from AIP.  In addition, the Board has approved the New Sub-Advisory Agreements (as defined below) and provided this Information Statement so that AIP and the Trust may rely on the Order in the future.  This Information Statement is also being provided in light of the change in control that is anticipated to be caused by the Transaction and the Board’s approval of the New Sub-Advisory Agreements (as defined below) after giving effect to the Transaction.

On June 10, 2009, at an in-person meeting of the Board, a majority of the Board, including a majority of Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) after having met in an executive session with independent counsel, voted to approve each sub-advisory agreement (the “New Sub-Advisory Agreements”) by and among AIP, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the following sub-advisers: Alpha Equity Management LLC, AlphaStream Capital Management, LLC, Aristos Capital Management LLC, Castle Peak Asset Management, LLC, Concise Capital Management, LP, Deltec Asset Management, LLC, FrontFour Capital Group, LLC, GAMCO Asset Management, Inc., Goldberg Advisers, LLC, KDC Investment Management, LP, NEF Advisors, LLC, Nicholas Investment Partners, L.P., Opportunity Research Group, LLC, Osage Energy Partners, L.P., Pacificor, LLC, Quattro Global Capital, LLC, Sage Capital Management, LLC, Seagate Global Advisors LLC, Simran Capital Management, LLC, Smith Breeden Associates, Inc., Sunnymeath Asset Management, Inc., TWIN Capital Management, Inc., Venus Capital Management, Inc, and Zacks Investment Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).  Such approval was considered both in light of and after giving effect to the Transaction and in response to AIP’s inadvertent failure to provide Information Statements in the past, regardless of whether the Transaction is consummated.  The form of Sub-Advisory Agreement that the Board approved is attached at Exhibit A.  Mr. Stephen G. Bondi, an interested Trustee, attended the June 10, 2009 meeting by telephone.  Therefore, under the 1940 Act, Mr. Bondi could not vote regarding matters presented for approval at the meeting that required an in-person meeting to approve.  However, Mr. Bondi indicated his support of the Board’s approval.

On June 10, 2009, the Board, in approving the New Sub-Advisory Agreements, determined that the terms and conditions of the New Sub-Advisory Agreements were fair to, and in the best interests of, each Fund and its respective shareholders.  The Board relied on materials received from each Sub-Adviser in connection with its annual approval at the Board’s meeting held on February 26, 2009 and periodic discussions held with representatives of management of each Sub-Adviser (or, with respect to Aristos Capital Management LLC, discussions and materials provided on November 25, 2008, the date on which it was initially approved as a Sub-Adviser).  In addition, on June 10, 2009 the Board received certification from the Trust’s Chief Compliance Officer that such materials remained complete and accurate in all material respects and held discussions with Mr. Portnoy and Mr. Tonucci of Trust Advisors LLC regarding services provided by each of the Sub-Advisers.  The specific considerations of the Board regarding each of the New Sub-Advisory Agreements are set forth below.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Alpha Equity Capital Management, LLC (“Alpha Equity”).  Alpha Equity is located at 90 State House Square, Suite 1100, Hartford, CT 06103, and is a registered investment adviser.  Alpha Equity provides investment advice and portfolio management services to institutional managed accounts, pooled investment vehicles and investment companies.  Alpha Equity is 24.9% owned by RidgeWorth Investment Management, a subsidiary of SunTrust Banks, Inc. located at 50 Hurt Plaza, Suite 1400, Atlanta, GA 30303.  Alpha Equity is 75.1% owned by Alpha Equity Management Partners, LLC, which is owned by Kevin Means, Vince Fioramonti, Neil Kochen and Donald Townswick, and located at 90 State House Square, Suite 1100, Hartford, CT 06103.

In approving the New Sub-Advisory Agreement with Alpha Equity, the Board considered Alpha Equity’s expertise with regard to investments in U.S. real estate investment trusts (REITs), other public real estate companies, and international equities, Alpha Equity’s structured, highly diversified quantitative process, and its contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Alpha Equity management at a special quarterly meeting held in April 2009 and noted that the portfolio managers and other key personnel at Alpha Equity continued to be well qualified.  The Board concluded that, in light of current circumstances, Alpha Equity continued to contribute favorably to the Funds.  The Board noted Alpha Equity’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Alpha Equity.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with AlphaStream Capital Management, LLC (“AlphaStream”).  AlphaStream is located at 2413 Webb Ave., Suite A, Alameda, CA 94501, and is a registered investment adviser. AlphaStream provides investment advice and portfolio management services to investment companies, pooled investment vehicles and other corporate entities.  AlphaStream is 100% owned by its Members: Stephen Marsh and Robert Tymoczko.

In approving the New Sub-Advisory Agreement with AlphaStream, the Board considered AlphaStream’s disciplined, research driven quantitative approach to capture alpha on long/short U.S. small capitalization companies and AlphaStream’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of AlphaStream management at a special quarterly meeting held in January 2009 and noted that the portfolio managers and other key personnel at AlphaStream continued to be well qualified.  The Board concluded that, in light of current circumstances, AlphaStream continued to contribute favorably to the Funds.  The Board noted AlphaStream’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to AlphaStream.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Aristos Capital Management LLC (“Aristos”).  Aristos is located at 1251 Avenue of the Americas, Suite 2370, New York, NY 10020 and is a registered investment adviser.  Aristos provides investment advice and portfolio management services to investment companies and pooled investment vehicles.  Aristos is owned by its Members: Lloyd Jagai, Lenny Shimunov and Dahniel Buie.  Lloyd Jagai is the Chief Executive Officer of Aristos.

In approving the New Sub-Advisory Agreement with Aristos, the Board considered Aristos’s fundamentally driven research process in developing U.S. long/short multi-sector equity portfolios, which focus on small and mid-cap stocks, and Aristos’s potential contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Aristos management on November 25, 2008, the date on which Aristos was initially approved as a Sub-Adviser, and noted that the portfolio managers and other key personnel at Aristos were well qualified.  The Board concluded that, in light of current circumstances, Aristos would contribute favorably to the Funds.  The Board noted Aristos’s financial soundness and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Aristos.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Castle Peak Asset Management, LLC (“Castle Peak”).  Castle Peak is located at 575 Market Street, Suite 1825, San Francisco, CA 94105, and is a registered investment adviser. Castle Peak provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.  The members of Castle Peak are: Jason Stankowski, David Ciruli and Brian Lancaster.

In approving the New Sub-Advisory Agreement with Castle Peak, the Board considered Castle Peak’s expertise with regard to constructing long/short equity portfolios focused on under-followed growth companies with attractive cash flow and balance sheet metrics and Castle Peak’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Castle Peak management at a special quarterly meeting held in October 2008 and noted that the portfolio managers and other key personnel at Castle Peak continued to be well qualified.  The Board concluded that, in light of current circumstances, Castle Peak continued to contribute favorably to the Funds.  The Board noted Castle Peak’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Castle Peak.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Concise Capital Management, LP (“Concise”).  Concise is located at 75 Valencia Avenue, Suite 711, Coral Gables, FL 33134, and is a registered investment adviser. Concise provides investment advice and portfolio management services to high net worth individuals, investment companies, and other pooled investment vehicles.  The principals of Concise are: Glenn Koach and Tom Krasner.

In approving the New Sub-Advisory Agreement with Concise, the Board considered Concise’s expertise in conducting intensive credit research to identify short-maturity high-yield bonds in smaller, under-followed companies and Concise’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Concise management at a special quarterly meeting held in October 2008 and noted that the portfolio managers and other key personnel at Concise continued to be well qualified.  The Board concluded that, in light of current circumstances, Concise continued to contribute favorably to the Funds.  The Board noted Concise’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Concise.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Deltec Asset Management, LLC (“Deltec”).  Deltec is located at 623 Fifth Avenue, 28th Floor, New York, NY 10022, and is a registered investment adviser.  Deltec provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, collateralized bond obligations, pension and profit-sharing plans and other pooled investment vehicles.  Deltec is controlled by and is under common control with its managing member, Blue Tee Partners, LLC (“Blue Tee”), which is located at 623 Fifth Ave., 28th floor, New York, NY 10022.  Blue Tee is controlled by Arthur E. Byrnes, John R. Gordon and Stephen Zuppello, each a Managing Member.

In approving the New Sub-Advisory Agreement with Deltec, the Board considered Deltec’s expertise with regard to emerging market debt and equity portfolios emphasizing independent, in-house research and Deltec’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Deltec management at a special quarterly meeting held in July 2009 and noted that the portfolio managers and other key personnel at Deltec continued to be well qualified.  The Board concluded that, in light of current circumstances, Deltec continued to contribute favorably to the Funds.  The Board noted Deltec’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Deltec.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with FrontFour Capital Group, LLC (“FrontFour”).  FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment adviser.  FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.  The Managing Members of FrontFour are: Zachary George and David Lorber.

In approving the New Sub-Advisory Agreement with FrontFour, the Board considered FrontFour’s expertise with regard to event driven value investing across the capital structure, pairing fundamental analysis with the identification of specific catalysts and FrontFour’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of FrontFour management at a special quarterly meeting held in January 2009 and noted that the portfolio managers and other key personnel at FrontFour continued to be well qualified.  The Board concluded that, in light of current circumstances, FrontFour continued to contribute favorably to the Funds.  The Board noted FrontFour’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to FrontFour.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”).  GAMCO is located at One Corporate Center, Rye, NY 10580, and is a registered investment adviser. GAMCO provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, foundations, charitable organizations, pension and profit sharing plans, pooled investment vehicles, banking or thrift institutions, other corporate entities, and state and municipal governments.  The parent company of GAMCO is GAMCO Investors, Inc., a NYSE-listed company (“GBL”), which is majority-owned by GGCP, Inc., a private corporation owning the Class B common stock of GBL.  GBL is located at One Corporate Center, Rye, NY 10580-1422 and GGCP, Inc. is located at 140 Greenwich Avenue, Greenwich, CT 06830.  The Managing Directors of GAMCO are: Douglas R. Jamieson, Regina M. Pitaro and William S. Selby.

In approving the New Sub-Advisory Agreement with GAMCO, the Board considered GAMCO’s research driven, value-oriented investment process, its merger arbitrage experience and GAMCO’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of GAMCO management at a special quarterly meeting held in July 2009 and noted that the portfolio managers and other key personnel at GAMCO continued to be well qualified.  The Board concluded that, in light of current circumstances, GAMCO continued to contribute favorably to the Funds.  The Board noted GAMCO’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to GAMCO.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Goldberg Advisers, LLC (“Goldberg”).  Goldberg is located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104, and is a registered investment adviser. Goldberg provides investment advice and portfolio management services to individually managed accounts, investment companies, pooled investment vehicles, and other institutional clients.  The Members of Goldberg are John  and Katie Goldberg.

In approving the New Sub-Advisory Agreement with Goldberg, the Board considered Goldberg’s expertise in selecting small and micro-cap equities in natural resources, mining and energy and agriculture, utilizing a research approach that includes financial statement scrutiny, financial model construction, industry and competitor analysis, and Goldberg’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Goldberg management and noted that the portfolio managers and other key personnel at Goldberg continued to be well qualified.  The Board concluded that, in light of current circumstances, Goldberg continued to contribute favorably to the Funds.  The Board noted Goldberg’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Goldberg.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with KDC Investment Management, LP ("KDCIM").  KDCIM is located at 900 Third Avenue, Suite 1000, New York, NY 10022, and is a registered investment adviser. KDCIM provides investment advice and portfolio management services to investment companies, other pooled investment vehicles, and institutional managed accounts.  KDCIM is owned by its Limited Partner, George A. Kellner and its General Partner, Kellner Dileo & Co., LLC, located at 900 Third Avenue, Suite 1000, New York, NY 10022.  Kellner Dileo & Co., LLC is controlled by its Principal Executive Officer and sole Managing Director, George A. Kellner.

In approving the New Sub-Advisory Agreement with KDCIM, the Board considered KDCIM’s expertise with regard to distressed and high income securities, focusing on small to middle market issuers utilizing an intensive credit orientation based on fundamental values, and KDCIM’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of KDCIM management at a special quarterly meeting held in October 2008 and noted that the portfolio managers and other key personnel at KDCIM continued to be well qualified.  The Board concluded that, in light of current circumstances, KDCIM continued to contribute favorably to the Funds.  The Board noted KDCIM’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to KDCIM.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with NEF Advisors, LLC (“NEF”).  NEF is located at 527 Madison Avenue, 6th Floor, New York, NY 10022, and is a registered investment adviser.  NEF provides investment advice and portfolio management services to investment companies.  NEF is owned by Sustainable Energy Associates, LLC located at 527 Madison Avenue, 6th Floor, New York, NY 10022.  Sustainable Energy Associates, LLC’s managing member is Mark Townsend Cox.

In approving the New Sub-Advisory Agreement with NEF, the Board considered NEF’s expertise with regard to global renewable energy stocks with a small-cap growth orientation and its contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of NEF management at a special quarterly meeting held in April 2008 and noted that the portfolio managers and other key personnel at NEF continued to be well qualified.  The Board concluded that, in light of current circumstances, NEF continued to contribute favorably to the Funds.  The Board noted NEF’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to NEF.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Nicholas Investment Partners, L.P. (“Nicholas”).  Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment adviser. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.  Nicholas is owned by its partners.  Partners of Nicholas with five percent or greater ownership, and the largest economic interests in Nicholas, include: Catherine Nicholas, Managing Partner and Chief Investment Officer; John Wylie, Partner and Portfolio Manager; Art Nicholas, Senior Partner; Laura DeMarco, Partner and Director of Client Service and Marketing; and A. Greg Gleeson, Partner, Chief Compliance Officer, Chief Financial Officer and Chief Operating Officer.

In approving the New Sub-Advisory Agreement with Nicholas, the Board considered Nicholas’s expertise with regard to exploiting market inefficiencies to identify undervalued securities with event-driven catalysts, focusing on distressed, bankrupt, spin-off, pair trades, and other situations, and Nicholas’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Nicholas management at a special quarterly meeting held in July 2008 and noted that the portfolio managers and other key personnel at Nicholas continued to be well qualified.  The Board concluded that, in light of current circumstances, Nicholas continued to contribute favorably to the Funds.  The Board noted Nicholas’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Nicholas.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Opportunity Research Group, LLC (“Opportunity Research”).  Opportunity Research is located at 11111 Santa Monica Boulevard, Suite 1450, Los Angeles, CA 90025, and is a registered investment adviser.  Opportunity Research provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.  The principals of Opportunity Research are: Mark C. Minichiello, Randy Conone and Suzanne Franks.

In approving the New Sub-Advisory Agreement with Opportunity Research, the Board considered Opportunity Research’s expertise in combining traditional fundamental analysis with quantitative modeling in favoring convertible securities with an asymmetrical risk/reward profile and Opportunity Research’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Opportunity Research management at a special quarterly meeting held in July 2008 and noted that the portfolio managers and other key personnel at Opportunity Research continued to be well qualified.  The Board concluded that, in light of current circumstances, Opportunity Research continued to contribute favorably to the Funds.  The Board noted Opportunity Research’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Opportunity Research.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Osage Energy Partners, L.P. (“Osage”).  Osage is located at 25227 Grogan’s Mill Road, Suite 125, The Woodlands, TX 77380, and is a registered investment adviser.  Osage provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pooled investment vehicles and other corporate entities.  Osage’s General Partner is Osage Energy Management, LLC, located at 25227 Grogan’s Mill Road, Suite 125, The Woodlands, TX 77380.  Osage Energy Management, LLC is owned by: Richard J. Duszynski, Jeffrey R. Serra, Joseph S. Sheperd and Eric E. Werner.  Osage’s principals are Richard J. Duszynski, Jeffrey R. Serra, Joseph S. Sheperd and Eric E. Werner.

In approving the New Sub-Advisory Agreement with Osage, the Board considered Osage’s expertise in fundamental, due diligence based investing, enhanced by event-driven trading opportunities to create energy portfolios with attractive and predictable returns, and Osage’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Osage management at a special quarterly meeting held in October 2008 and noted that the portfolio managers and other key personnel at Osage continued to be well qualified.  The Board concluded that, in light of current circumstances, Osage continued to contribute favorably to the Funds.  The Board noted Osage’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Osage.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Pacificor, LLC (“Pacificor”).  Pacificor is located at 740 State Street, Suite 202, Santa Barbara, CA 93101, and is a registered investment adviser.  Pacificor provides investment advice and portfolio management services to investment companies, pension and profit-sharing plans, pooled investment vehicles, charitable organizations and other corporate entities.  Pacificor is owned 51% by Andrew B. Mitchell and 49% by the Michael B. Klein Administrative Trust.

In approving the New Sub-Advisory Agreement with Pacificor, the Board considered Pacificor’s expertise with regard to high-yield corporate bonds utilizing intense credit analysis to construct a short duration portfolio and Pacificor’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Pacificor management and noted that the portfolio managers and other key personnel at Pacificor continued to be well qualified.  The Board concluded that, in light of current circumstances, Pacificor continued to contribute favorably to the Funds.  The Board noted Pacificor’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Pacificor.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Quattro Global Capital, LLC (“Quattro”).  Quattro is located at 546 Fifth Avenue, 19th Floor, New York, NY 10036, and is a registered investment adviser.  Quattro provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.  Quattro’s principals are: Andrew Kaplan, Brian Swain and Louis Napoli.

In approving the New Sub-Advisory Agreement with Quattro, the Board considered Quattro’s expertise with regard to achieving significant risk adjusted returns from a diversified portfolio of distressed debt and equity instruments and Quattro’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Quattro management and noted that the portfolio managers and other key personnel at Quattro continued to be well qualified.  The Board concluded that, in light of current circumstances, Quattro continued to contribute favorably to the Funds.  The Board noted Quattro’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Quattro.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Sage Capital Management, LLC (“Sage”).  Sage is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment adviser. Sage provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, other pooled investment vehicles and pension and profit-sharing plans.  The principals of Sage are: Peter deLisser, Michael C. Ippolito and Karen Heston.

In approving the New Sub-Advisory Agreement with Sage, the Board considered Sage’s expertise with regard to building a diversified portfolio of convertibles of small to mid-cap companies, balanced across different types of convertible arbitrage trades, volatility, total return, credit, and Sage’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Sage management at a special quarterly meeting held in October 2008 and noted that the portfolio managers and other key personnel at Sage continued to be well qualified.  The Board concluded that, in light of current circumstances, Sage continued to contribute favorably to the Funds.  The Board noted Sage’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Sage.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Seagate Global Advisors LLC (“Seagate”).  Seagate is located at 999 Sepulveda Blvd., Suite 550, El Segundo, CA 90245, and is a registered investment adviser.  Seagate provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.  Seagate is owned by its member Gregory Hastings and its Chairman is William Lawton.

In approving the New Sub-Advisory Agreement with Seagate, the Board considered Seagate’s expertise with regard to global fixed income securities, combining a global macro view, country selection, bottom-up analysis and trading with a state of the art risk management, and Seagate’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Seagate management at a special quarterly meeting held in January 2009 and noted that the portfolio managers and other key personnel at Seagate continued to be well qualified.  The Board concluded that, in light of current circumstances, Seagate continued to contribute favorably to the Funds.  The Board noted Seagate’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Seagate.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Simran Capital Management, LLC (“Simran”).  Simran is located at 161 North Clark Street, 47th  Floor, Chicago, IL 60601, and is a registered investment adviser. Simran provides investment advice and portfolio management services to investment companies and other pooled investment vehicles. Simran’s Managing Member and President is Mesh Tandon and its Member and Chief Compliance Officer is Jon Thomas.  Simran’s Managing Directors and Senior Portfolio Managers are Stephen J. Cooke and Shawn P. Groves.

In approving the New Sub-Advisory Agreement with Simran, the Board considered Simran’s unique pre-event driven activist strategy, and three-tiered credit research approach in building a “stressed” high-yield portfolio, and Simran’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Simran management at a special quarterly meeting held in April 2009 and noted that the portfolio managers and other key personnel at Simran continued to be well qualified.  The Board concluded that, in light of current circumstances, Simran continued to contribute favorably to the Funds.  The Board noted Simran’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Simran.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Smith Breeden Associates, Inc. (“Smith Breeden”). Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment adviser. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities foundations and insurance funds.  The Directors of Smith Breeden are:  Timothy Rowe, Lewis Jester, Michael Brennan, Eugene Flood, John Sprow and Mike Giarla.

In approving the New Sub-Advisory Agreement with Smith Breeden, the Board considered Smith Breeden’s expertise with regard to its fixed income arbitrage strategies that are absolute return driven, using its fundamental research capabilities, and Smith Breeden’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Smith Breeden management at a special quarterly meeting held in July 2009 and noted that the portfolio managers and other key personnel at Smith Breeden continued to be well qualified.  The Board concluded that, in light of current circumstances, Smith Breeden continued to contribute favorably to the Funds.  The Board noted Smith Breeden’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Smith Breeden.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Sunnymeath Asset Management, Inc. (“Sunnymeath”). Sunnymeath is located at 151 Bodman Place, Suite 100, Red Bank, NJ 07701, and is a registered investment adviser. Sunnymeath provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit-sharing plans, other pooled investment vehicles and charitable organizations.  Sunnymeath’s principal and sole director is James P. O’Mealia.

In approving the New Sub-Advisory Agreement with Sunnymeath, the Board considered Sunnymeath’s research driven, fundamental value analysis, across all capitalization ranges of U.S. equities, and Sunnymeath’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Sunnymeath management at a special quarterly meeting held in April 2004 and noted that the portfolio managers and other key personnel at Sunnymeath continued to be well qualified.  The Board concluded that, in light of current circumstances, Sunnymeath continued to contribute favorably to the Funds.  The Board noted Sunnymeath’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Sunnymeath.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with TWIN Capital Management, Inc. (“TWIN Capital”). TWIN Capital is located at 3244 Washington Road, Suite 202, McMurray, PA 15317, and is a registered investment adviser. TWIN Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments.  TWIN Capital is owned by its principals:  Geoffrey Gerber, James Hough and Christopher Erfort.

In approving the New Sub-Advisory Agreement with TWIN Capital, the Board considered TWIN Capital’s expertise with regard to long/short equity strategies focused on U.S. mid-cap growth companies and TWIN Capital’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of TWIN Capital management at a special quarterly meeting held in April 2009 and noted that the portfolio managers and other key personnel at TWIN Capital continued to be well qualified.  The Board concluded that, in light of current circumstances, TWIN Capital continued to contribute favorably to the Funds.  The Board noted TWIN Capital’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to TWIN Capital.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Venus Capital Management, Inc. (“Venus”).  Venus is located at 99 Summer Street, Suite M100, Boston, MA 02111, and is a registered investment adviser.  Venus provides investment advice and portfolio management services to businesses or institutional investors, investment companies and other pooled investment vehicles.  Venus is owned by its founder and Chief Executive Officer, Vikas Mehrotra.

In approving the New Sub-Advisory Agreement with Venus, the Board considered Venus’s expertise in capturing the growth and exploiting the inefficiencies in Asia, ex-Japan, through a risk controlled and balanced country-by-country exposure equity portfolio and Venus’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Venus management at a special quarterly meeting held in January 2009 and noted that the portfolio managers and other key personnel at Venus continued to be well qualified.  The Board concluded that, in light of current circumstances, Venus continued to contribute favorably to the Funds.  The Board noted Venus’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Venus.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Zacks Investment Management, Inc. (“Zacks”).  Zacks is located at 100 North Riverside Plaza, Suite 2200, Chicago, IL 60606, and is a registered investment adviser.  Zacks provides investment advice, management services and portfolio management services to individually managed accounts for individuals, high net worth individuals, banking or thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles and state or municipal government entities.  Zacks’ sole shareholder is Zacks Investment Research, located at 111 N. Canal St., Suite 1101, Chicago, IL 60606.  Zacks Investment Research is owned by Leonard Zacks, Director of Zacks, and Benjamin Zacks, President of Zacks

In approving the New Sub-Advisory Agreement with Zacks, the Board considered Zacks’s expertise with regard to long/short equity strategies, including Zacks’ earnings revision model, and Zacks’s contribution to the Funds’ overall performance, on an absolute and relative basis compared to other Sub-Advisers.  The Board expressed satisfaction with its discussions with representatives of Zacks management at a special quarterly meeting held in July 2009 and noted that the portfolio managers and other key personnel at Zacks continued to be well qualified.  The Board concluded that, in light of current circumstances, Zacks continued to contribute favorably to the Funds.  The Board noted Zacks’s financial soundness and consistent responsiveness to requests by the Adviser and USBFS and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory.  The Trustees noted they were not aware of any regulatory or compliance issues with regard to Zacks.

In addition to the considerations set forth above, the Trust’s Chief Compliance Officer stated that certifications had been received from each Sub-Adviser that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, concluded that, without exception, (i) the nature and scope of the services provided was reasonable and appropriate in relation to the advisory fee and that the level of services provided by the Sub-Advisers had been maintained and that the quality of service continued to be high, and (ii) the approval of the New Sub-Advisory Agreements would be in the best interests of the Funds and their respective shareholders.  The Board also considered the cost of services and the structure of the Sub-Advisers’ fees, noting that the Sub-Adviser’s fees are paid out of the Adviser’s fee.  Based on the foregoing, a majority of the Board, including a majority of the Independent Trustees, after having met in an executive session with independent counsel, voted to approve each of the New Sub-Advisory Agreements.

Summary of the New Sub-Advisory Agreements.  The following description is only a summary of the material terms of the New Sub-Advisory Agreements.  A form of the New Sub-Advisory Agreements is attached at Exhibit A and should be referenced for its specific terms.  Each New Sub-Advisory Agreement is dated June 10, 2009.  However, as set forth above, the Board has approved the New Sub-Advisory Agreements after giving effect to the Transaction and the New Sub-Advisory Agreements will each be executed after consummation of the Transaction and will be dated accordingly.  The New Sub-Advisory Agreements executed after the change in control caused by the Transaction will be the same in all material respects to Exhibit A, except for the date and the name of AIP, which will then be Hatteras Alternative Investment Partners, LLC.

The terms of the New Sub-Advisory Agreements are similar in all material respects to those of the Current Sub-Advisory Agreements, except that each New Sub-Advisory Agreement will have an initial term of two years as permitted by the 1940 Act.  Each of the Sub-Advisers relies upon respective advisory groups for the day-to-day management of the portion of each Underlying Fund’s portfolio that they manage.  As with the Current Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that following the initial term, which in certain Current Sub-Advisory Agreements was one year, but in all New Sub-Advisory Agreements is two years, each will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board and by a majority of the Independent Trustees at an in-person meeting called for the purpose of voting on such approval.  The New Sub-Advisory Agreements are each terminable at any time without penalty, on sixty days written notice and each will terminate automatically in the event of an assignment (as defined by the 1940 Act).  AIP will pay the Sub-Advisers monthly an annual fee based upon the daily net assets of each Underlying Fund allocated to that Sub-Adviser from the 2.50% advisory fee paid to AIP pursuant to its investment advisory agreement with the Underlying Funds Trust dated April 28, 2006.  The Funds are not responsible for the payment of Sub-Advisory fees.

Compensation. The New Sub-Advisory Agreements entitle the respective Sub-Adviser to be compensated in the same manner and at the same rate as under the Current Sub-Advisory Agreements.  Set forth below is the (i) compensation paid to the Adviser, indirectly through the Underlying Funds Trust (“UFT”), and aggregate compensation paid to the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, during the fiscal year ended December 31, 2008, and (ii) the annualized compensation to be paid to the Adviser indirectly through the UFT, and aggregate compensation to be paid to the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, for the fiscal year ending December 31, 2009.

Fiscal year ended December 31, 2008:

	Aggregate Dollar Amount for the Fiscal Year Ended December 31, 2008	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of Beta
Fees received by the Adviser from UFT	$16,645,850	2.38%	2.38%	2.62%
Aggregate fees received by the Sub-Advisers from the Adviser	$8,509,798	1.22%	1.21%	1.35%

Annualized for the fiscal year ending December 31, 2009:

	Annualized Aggregate Dollar Amount for the Fiscal Year Ending December 31, 2009	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of Beta
Annualized fees to be received by the Adviser from UFT	$7,125,900	2.38%	2.38%	2.30%
Annualized aggregate fees to be received by the Sub-Advisers from the Adviser	$3,539,914	1.18%	1.18%	1.15%

None of the sub-advisers is an affiliated person, as defined in section 3(a)(3) of the 1940 Act, as amended, of the Trust or AIP, other than by reason of serving as a sub-adviser.

Management of the Sub-Advisers.  Set forth below are the names and principal occupations of the principal executive officers and directors (or persons engaged in similar roles) of each Sub-Adviser and the addresses of each are the same as those provided above for the respective Sub-Adviser.

Sub-Adviser	Name	Principal Occupation/Title
Alpha Equity	Kevin Means Neil Kochen David Motill Vince Fioramonti Donald Townswick
Chief Investment Officer, Chief Compliance Officer
Chief Risk Officer, Chief Financial Officer
Chief Marketing Officer
Vice President, International Portfolio Manager
Vice President, U.S. Portfolio Manager

AlphaStream	Stephen Marsh Robert Tymoczko	Manager Chief Compliance Officer
Aristos	Lloyd Jagai Leonid Shimunov Nelson Woodard	Chief Executive Officer and Chief Financial Officer Portfolio Manager Portfolio Manager
Castle Peak	Jason Stankowski David Ciruli Brian Lancaster.	Manager, Member Manager, Member Manager, Member, Chief Compliance Officer
Concise	Glenn Koach Tom Krasner Michael Borowsky	Partner Partner Chief Compliance Officer
Deltec	Arthur E. Byrnes John R. Gordon Stephen Zuppello	Senior Managing Director Senior Managing Director Senior Managing Director, Chief Compliance Officer
FrontFour	Zachary George David Lorber Jerry Meyer	Managing Member Managing Member Chief Compliance Officer
GAMCO	Mario J. Gabelli Jeffrey M. Farber Douglas R. Jamieson Regina M. Pitaro William S. Selby Christopher Michailoff Peter Goldstein Howard Ward
Chairman and Chief Executive Officer
Executive Vice-President and Chief Financial Officer
Managing Director and President
Managing Director
Managing Director
Secretary and General Counsel
Chief Compliance Officer
Chief Investment Officer

Goldberg	John Goldberg	Managing Member and Chief Compliance Officer
KDCIM	Glen M. Friedman George A. Kellner Keith M. Moore Katalin E. Kutasi Domenick Migliorato	Chief Financial Officer and Chief Compliance Officer Chief Executive Officer Portfolio Manager Portfolio Manager Senior Operations Officer
NEF	Mark Townsend Cox Abigail Laufer	Member, Chief Executive Officer Member, Chief Operating Officer and Chief Compliance Officer
Nicholas	Catherine Nicholas John Wylie Art Nicholas, Laura DeMarco A. Greg Gleeson
Managing Partner and Chief Investment Officer
Partner and Portfolio Manager
Senior Partner
Partner and Director of Client Service and Marketing
Partner, Chief Compliance Officer, Chief Financial Officer and Chief Operating Officer

Opportunity Research	Mark C. Minichiello Randy Conone Suzanne Franks	Chief Compliance Officer Manager Manager
Osage	Eric E. Werner Richard J. Duszynski Jeffrey R. Serra Joseph S. Sheperd	Limited Partner and Chief Compliance Officer Limited Partner Limited Partner Limited Partner
Pacificor	Andrew B. Mitchell Steven C. Roth	Chief Executive Officer and Chief Investment Officer Chief Financial Officer and Chief Compliance Officer
Quattro	Andrew Kaplan Brian Swain Louis Napoli Patrick Criscillo Stephen Ellwood	Principal Principal Principal Chief Financial Officer General Counsel and Chief Compliance Officer
Sage	Peter deLisser Karen Heston Michael C. Ippolito	Chief Executive Officer Chief Investment Officer Chief Compliance Officer
Seagate	Robert Reveley William Lawton James Pan Douglas Metcalf	President and Chief Compliance Officer Chairman and Chief Investment Officer Vice President President, Funds Management
Simran	Mesh Tandon Stephen J. Cooke Shawn P. Groves Jon Thomas	Managing Member, President and Chief Executive Officer Managing Director and Senior Portfolio Manager Managing Director and Senior Portfolio Manager Member and Chief Compliance Officer
Smith Breeden	Eugene Flood Timothy Rowe John Sprow Mike Giarla Stephen Eason Douglas Breeden Daniel Dektar Marianne Odoherty William Schwartz Lewis Jester Michael Brennan
Director, President and Chief Executive Officer
Director, Principal and Senior Portfolio Manager
Director and Chief Risk Officer
Director and Chairman
Executive Vice President and Director of Marketing and Client Service
Chairman Emeritus
Executive Vice President and Chief Investment Officer
Chief Compliance Officer
General Counsel and Secretary
Director; Manager, Crude Oil Marketing Division, Chevron Corp.
Director; Irwin and Goldyne Hearsh Professor of Banking and Finance, Anderson Graduate School of Management, University of California, Los Angeles and Professor of Finance at London Business School

Sunnymeath	James P. O’Mealia. Jerry Grospe Julie Crolius Edward King Stephen Johnson Sean Duddy	President, Principal and Director Senior Vice President and Chief Compliance Officer Vice President Senior Vice President Vice President Vice President

TWIN	Geoffrey Gerber James Hough Christopher Erfort James Drake	President and Chief Executive Officer Senior Vice President Senior Vice President Controller and Chief Compliance Officer
Venus	Vikas Mehrotra Vikas Chawla Awadhesh Mehta	President and Chief Executive Officer Chief Operating Officer Chief Compliance Officer
Zacks	Benjamin Zacks Leonard Zacks Frank Lanza	President Director Chief Compliance Officer

 Other Investment Companies Advised or Sub-Advised by the Sub-Advisers

Sub-Adviser	Fund	Fund Assets as of May 31, 2009	Annual Rate of Compensation	Fee Waiver or Expense Reimbursement Arrangement
Alpha Equity	RidgeWorth International Equity 130/30 Fund (ticker: SCEIX)	$89 million	0.75%	No
Sage	Ascentia Alternative Strategies Fund (ticker: AASFX)	$14 million	1.25%	No
TWIN Capital	Absolute Strategies Fund (ticker: ASFIX)	$950.4 million	1.60% (1)	Yes (2)
Zacks	Zacks Market Neutral Fund (ticker: ZMNAX)	$160 million	1.65%	Yes (3)
(1)
ASFIX’s investment adviser receives an annual fee of 1.60% of the average daily net assets of ASFIX and then pays each sub-adviser, including TWIN Capital, a sub-advisory fee calculated as a percentage of the average daily net assets managed.

(2)
ASFIX’s investment adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses of Institutional shares, class R shares and class C shares of ASFIX to 1.95%, 2.25% and 3.00%, respectively, of each class' average daily net assets through July 31, 2008.

(3)
Zacks has contractually agreed to waive its management fee, if necessary, to limit total annual fund operating expenses (with some exclusion) to 1.65% on class A shares of ZMNAX and 2.40% on class C shares of ZMNAX. This agreement is in effect until 03/31/2012.

The following Sub-Advisers have each stated it does not currently act as adviser or sub-adviser to any registered investment company having similar investment objectives to the Underlying Funds allocated to the respective Sub-Adviser:  AlphaStream, Aristos, Castle Peak, Concise, Deltec, FrontFour, GAMCO, Goldberg, KDCIM, NEF, Nicholas, Opportunity Research, Osage, Pacificor, Quattro, Seagate, Simran, Smith Breeden, Sunnymeath and Venus.

Information about the Funds.  The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy materials and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov). Any such reports, proxy materials and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.   The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Other Information. As noted above, the Funds’ investment adviser is Alternative Investment Partners, LLC, 600 Mamaroneck Avenue, Suite 400, Harrison, New York 10528.  The Funds’ current distributor and principal underwriter is Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  In addition to serving as the Funds’ administrator, USBFS also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar.  USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as Custodian for the Funds’ securities and cash.

Reports to Shareholders.  COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 569-2383.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

Management Ownership.  To the knowledge of the Funds’ management, before the close of business on June 30, 2009, the officers and Trustees of the Trust owned, as a group, 0.21% and 2.10% of Alpha and Beta, respectively.  In addition, the following table shows the dollar range of shares beneficially owned by each Trustee and each Trustee Nominee in the Funds as of June 30, 2009:

Name of Person/Position	Dollar Range of Equity Securities of Alpha Beneficially Owned	Dollar Range of Equity Securities of Beta Beneficially Owned	Aggregate Dollar Range of Equity Securities of Family of Investment Companies Beneficially Owned**
Joseph Breslin/Independent Trustee	$50,001 - $100,000	$0	$50,001 - $100,000
Robert Anderson/Independent Trustee	$50,001 - $100,000	$0	$50,001 - $100,000
Joy Montgomery Rocklin/Independent Trustee	$50,001 - $100,000	$0	$50,001 - $100,000
Thomas Mann/Independent Trustee	$50,001 - $100,000	$0	$50,001 - $100,000
Gregory Sellers/Independent Trustee Nominee	$0	$0	$0
Steve Moss/Independent Trustee Nominee	$0	$0	$0
H. Alexander Holmes/Independent Trustee Nominee	$0	$0	$0
David Perkins/Interested Trustee Nominee	$0	$0	$0
** The Family of Investment Companies includes the Trust (consisting of two funds) and the Underlying Funds Trust (consisting of twelve funds).

Share Ownership.  As of June 30, 2009, there were 29,733,462 shares of Alpha Hedged Strategies Fund outstanding and 603,712 shares of Beta Hedged Strategies Fund outstanding.  To the knowledge of the Funds’ management, before the close of business on June 30, 2009, the following persons owned of record more than 5% of the outstanding shares of each Fund:

Name and Address	Name of Fund	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	Alpha Hedged Strategies Fund – No Load Class	5,708,912.872	20.98%	Record
Morgan Stanley Smith Barney 333 W. 34th Street New York, NY 10001-2402	Alpha Hedged Strategies Fund – No Load Class	4,504,488.997	16.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	Alpha Hedged Strategies Fund – No Load Class	2,206,939.839	8.11%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Alpha Hedged Strategies Fund – No Load Class	1,791,328.510	6.58%	Record
Morgan Keegan & Co., Inc. 50 N. Front Street Memphis, TN 38103-2126	Alpha Hedged Strategies Fund – Class C	258,364.699	10.22%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Alpha Hedged Strategies Fund – Class C	173,068.745	6.84%	Record
First Clearing LLC 1 N. Jefferson Avenue St. Louis, MO 63103-2205	Alpha Hedged Strategies Fund – Class C	161,311.604	6.38%	Record
Morgan Stanley Smith Barney 333 W. 34th Street New York, NY 10001-2402	Alpha Hedged Strategies Fund – Class C	153,752.338	6.08%	Record
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	Beta Hedged Strategies Fund – No Load Class	147,862.379	30.22%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	Beta Hedged Strategies Fund – No Load Class	75,281.716	15.38%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Beta Hedged Strategies Fund – Class C	22,967.796	20.08%	Record
Morgan Stanley Smith Barney 333 W. 34th Street New York, NY 10001-2402	Beta Hedged Strategies Fund – Class C	8,461.865	7.40%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	Beta Hedged Strategies Fund – Class C	6,892.210	6.03%	Record

Shareholder Proposals.  The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding.  Only one copy of this Information Statement and other documents related to the Funds, such as proxy materials, prospectuses and annual and semi-annual reports, etc. is being delivered to two or more security holders who share an address, unless the Funds have received contrary instructions from one or more of the security holders.  Shareholders who wish to discontinue householding in the future, and shareholders sharing an address and receiving only one copy of this Information Statement, can request additional copies by calling 1-877-Low-Beta (1-877-569-2382) or writing to AIP Alternative Strategies Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Important Notice regarding the Availability of Information Statement: The Information Statement is available at http://www.aipfunds.com.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of _________, 2009, by and among Alternative Investment Partners, LLC, a Delaware limited liability company (the “Advisor”), ____________________, a ______________ (the “Sub-Advisor”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of its series, _________________ (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, AIP Alternative Strategies Funds, a Delaware statutory trust (“AIP Funds”), in which each series of AIP Funds, including any future series of AIP Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, by virtue of the fund-of-funds structure, the Sub-Advisor will indirectly serve as a sub-advisor to any series of AIP Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has been appointed investment advisor to the Fund, pursuant to an Investment Advisory Agreement dated ____________, 2009 (the “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Advisor has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets (i) to be contributed into or subtracted from the Fund and (ii) to be advised by the Sub-Advisor; and

WHEREAS, the Advisor and the Trust desire to retain the Sub-Advisor to assist the Advisor in providing a continuous investment program for a portion of the Fund’s assets (designated herein as a “Separate Account”) and the Sub-Advisor is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Advisor and the Trust hereby appoint the Sub-Advisor to serve as sub-advisor to the Advisor with respect to the Separate Account. Intending to be legally bound, the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.            Advisory Services. Subject to the supervision of the Board of Trustees and the Advisor, the Sub-Advisor will assist the Advisor in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Advisor will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund.  The Fund shall provide the Sub-Advisor with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Sub-Advisor further agrees that it:

(a)           will assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

(b)           will manage, in consultation with the Advisor, the Separate Account’s temporary investments in securities, cash and cash equivalents;

(c)           will place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

(d)           will consult with the Advisor on a continuous basis as to the Fund’s total assets which shall be invested in the Separate Account;

(e)           will attend regular business and investment-related meetings with the Board of Trustees and the Advisor, as requested by the Trust, the Advisor or both; and

(f)           will maintain books and records with respect to the securities transactions for the Separate Account, furnish to the Advisor and the Board of Trustees such periodic and special reports as they may reasonably request with respect to the Separate Account, and provide in advance to the Advisor all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.            Covenants by the Sub-Advisor. The Sub-Advisor agrees with respect to the services provided to the Fund that it:

(a)           as part of its retention as a Sub-Advisor with respect to the investment of the Separate Account, a portion of the assets held by the Fund, as determined by the Advisor, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Sub-Advisor is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

(c)           will conform with all Rules and Regulations of the Securities and Exchange Commission;

(d)           will telecopy trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Fund’s designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(e)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(f)             will maintain its own Code of Ethics and report to the Advisor’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(g)           will maintain its own compliance program or manual, pursuant to Rule 206(4) -7 of the Investment Advisors Act.  The Sub-Advisor will provide either the manual or a summary thereof, including updates thereto, to the Advisor’s Compliance Officer; and

(h)           provide written notice to the Advisor and the Board of Trustees of any change to the amount contributed by any officer, director, manager, owner or other key individual of the Sub-Advisor to the accounts or funds managed by the Sub-Advisor, as compared to the amount which has been previously represented to the Advisor or the Board of Trustees, promptly, but in no case later than three business days from the date of such change.

4.            Covenants by the Advisor and the Trust. The Advisor and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Sub-Advisor as investment advisor with respect to the Separate Account, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Sub-Advisor may use the Fund’s name on a representative client list.

5.            Services Not Exclusive. The services furnished by the Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Advisor or any affiliated person (as defined in the 1940 Act) of the Sub-Advisor or any employee, agent, manager or affiliated person of such person from acting as investment advisor or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Advisor or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.           Separate Account Transactions. Investment decisions for the Separate Account shall be made by the Sub-Advisor independently from those for any other investment companies and accounts advised or managed by the Sub-Advisor. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When the Sub-Advisor seeks to purchase or sell  the same security at substantially the same time on behalf of the Separate Account and/or another investment company or account, the Sub-Advisor shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution on an overall basis for all the Sub-Advisor’s clients.

The Sub-Advisor shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocations. If applicable, the Sub-Advisor shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Advisor shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Advisor may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Advisor or any of its affiliates exercises investment discretion. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Advisor or the Sub-Advisor or any affiliated person of either thereof; except as permitted by Rules and Regulations of the Securities and Exchange Commission.

7.           Covenants by the Advisor. The Advisor agrees with respect to the services provided to the Advisor hereunder that the Advisor will conform to the applicable Rules and Regulations of the Securities and Exchange Commission.

8.           Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to the services provided by the Sub-Advisor hereunder.

10.           Expenses. During the term of this Agreement, the Sub-Advisor will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Sub-Advisor to pay any expenses of the Fund or the Advisor.

11.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Advisor will pay to the Sub-Advisor, as compensation for the services provided by the Sub-Advisor under this Agreement, a monthly fee equal to 1.00% (on an annualized basis) of the average net assets of the Separate Account, plus any leveraged amount applied to the Separate Account by the Advisor. The Advisor shall pay the Sub-Advisor as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Separate Account in accordance with the Fund’s prospectus.

12.          Standard of Care: Limitation of Liability: Limited Indemnity.  The Sub-Advisor shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Advisor in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Sub-Advisor, and its managers, officers, directors, equityholders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Advisor to the Fund, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Advisor in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Advisor and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Advisor or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Advisor, the Fund or both may have under any such federal or state securities laws.

13.           Reference to the Sub-Advisor. Neither the Advisor nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Sub-Advisor or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Advisor to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Sub-Advisor.

14.           Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Advisor or by the Sub-Advisor or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(e), 9, 11, 12 and 13 shall survive any termination or expiration.

15.            Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

16.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Sub-Advisor at:

_____________________
_____________________
_____________________

To the Advisor at:

Alternative Investment Partners, LLC
600 Mamaroneck Avenue, Suite 400
Harrison, NY 10528
Facsimile:  (914) 761-9500

To the Board of Trustees or the Fund at:

AIP Alternative Strategies Funds
600 Mamaroneck Avenue, Suite 400
Harrison, NY 10528
Facsimile:  (914) 761-9500

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:	Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

17.           Proxy Voting.  The Sub-Advisor is authorized to vote proxies received on securities held in the Separate Account.  The Advisor and the Trust represent that proxy voting authority is not expressly reserved to any other party under the documents governing the Funds. All proxies will be voted in accordance with the Advisor’s written policy in effect from time to time, receipt of which the Sub-Advisor hereby acknowledges.  The Advisor and the Trust shall instruct the Fund’s custodian to forward promptly to the Sub-Advisor receipt of such communications and to follow the Sub-Advisor’s instructions concerning the same.  The Sub-Advisor shall not be responsible for voting proxies not timely received by the Sub-Advisor.

18.           Legal Proceedings. The Sub-Advisor will not advise or act for the Advisor of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Fund or the issuers of these securities, without the prior written consent of the Advisor.

19.           Force Majeure.                                In addition, and without limiting any other provision of this Agreement, the Sub-Advisor shall not be liable for (i) force majeure or other events beyond the control of the Sub-Advisor, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Advisor or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Advisor.

20.           Limits on Obligations.  Notwithstanding anything to the contrary in this Agreement, in no event will the Sub-Advisor be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Sub-Advisor’s legal, regulatory, or operational policies and procedures; provided, however, that the Sub-Advisor must provide the Advisor written notice of its decision not to effect a transaction within one business day of such decision.

21. Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

23.          Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

24.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

______________________

By:  ____________________________
Name:
Title:

Alternative Investment Partners, LLC

By: _____________________________
Name:
Title:

Underlying Funds Trust

By: _____________________________
Name:
Title: